SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                      January 28, 2005 (January 27, 2005)



                          Mission Resources Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       000-09498              76-0437769
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)        Identification No.)


                                   1331 Lamar
                                   Suite 1455
                            Houston, Texas 77010-3039
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 495-3000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

         On January 27, 2005, Mission Resources Corporation (the "Company") announced today that its year-end 2004 proved reserves increased 27% to approximately 226 billion cubic feet equivalent ("Bcfe") from year-end 2003 proved reserves of 178 Bcfe and mid-year 2004 proved reserves of 217 Bcfe. The Company also announced recent updates in its drilling activities.

         The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

         None

(b) Pro forma financial information.

         None

(c) Exhibits.

         99.1     Press Release

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MISSION RESOURCES CORPORATION

Date: January 27, 2005                  By:     /s/ Ann Kaesermann
                                            -------------------------------
                                        Name:   Ann Kaesermann
                                        Title:  Vice President - Accounting &
                                                Investor Relations, CAO